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                                                                   EXHIBIT 10.18



                               BIKERS DREAM, INC.
                                DEALER AGREEMENT

                                   ARTICLE I
                              PARTIES AND RECITALS

1.1 EFFECTIVE DATE; PARTIES. This Dealer Agreement (this "Agreement") is made, entered into and effective as of __________________, 199__, by and between Bikers Dream, Inc., a California corporation ("Bikers Dream"), and
_______________________________________________________________________________
(the "Dealer"). The purpose of this Agreement is to set forth the relationship of the parties.

1.2 BIKERS DREAM BUSINESS SYSTEM. Bikers Dream has developed a distinctive business concept for selling, customizing and repairing previously-owned Harley-Davidson(R) motorcycles and for selling motorcycle products, merchandise, collectibles, clothing, jewelry and accessories in retail stores located in stand-alone buildings or strip shopping malls under the name "Bikers Dream(R)" (the "Bikers Dream Business System" or "Business System").

1.3 TRADEMARKS AND SERVICE MARKS. Bikers Dream has the right and authority to license the use of the name "Bikers Dream(R)" and certain other trademarks, service marks, slogans, logos, and commercial symbols (the "Marks") for use with the Business System to selected persons, businesses, and entities who will comply with the uniformity requirements and quality standards established by Bikers Dream.

1.4 BIKERS DREAM MOTORCYCLE DEALERSHIP. The Dealer desires, upon the terms and conditions set forth herein, to obtain a license to operate a retail Bikers Dream business which will utilize the Marks and the Business System (the "Business", the "Dealership" or the "Bikers Dream Motorcycle Dealership") in conformity with the uniformity requirements and quality standards established by Bikers Dream. The Dealer acknowledges that to maintain high quality standards and to preserve the integrity of the Marks and the goodwill of Bikers Dream, each Bikers Dream dealer must maintain and adhere to certain uniform standards, procedures and policies prescribed by Bikers Dream.

                                   ARTICLE 2
                GRANT OF DEALERSHIP RIGHTS; EXCLUSIVE TERRITORY

2.1 PREMISES. Bikers Dream hereby grants the Dealer a nonexclusive license to operate one (1) Bikers Dream Motorcycle Dealership utilizing the Business System and the Marks at the following single location:
____________________________________________________________________________
__________________________________________________________ (the "Premises").

2.2 NONEXCLUSIVE LICENSE; EXCLUSIVE TERRITORY. The Dealer will have a nonexclusive license to operate one (1) Bikers Dream Motorcycle Dealership pursuant to the Business System at the Premises. Nonexclusive, for the purposes of this provision, means that Bikers Dream has or will grant Bikers Dream dealerships to other dealers authorizing them to operate Bikers Dream motorcycle dealerships in conformity with the Business System using the name "Bikers Dream(R)" and the other Marks. Except as set forth in Article 2.3, the Dealer will have an exclusive territory equal to the area within a _________________ (_) mile radius of the Premises (the "Exclusive Territory"). The Exclusive Territory is exclusive to the extent that, during the term of this Agreement, Bikers Dream





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will not own, operate or grant to any other person or entity the right to own and operate a Bikers Dream motorcycle dealership at a retail location located within the Exclusive Territory. Bikers Dream will have the absolute right to own, operate or license other Bikers Dream motorcycle dealerships outside of the Exclusive Territory. Bikers Dream will also have the right to conduct promotional events and to participate in promotional activities anywhere, including within the Exclusive Territory, which may include, but will not be limited to, participation by Bikers Dream in motorcycle and automotive events, trade shows, rallies and technical seminars.

2.3 SALE OF PROPRIETARY PRODUCTS. Bikers Dream and its affiliates will have the right to directly or indirectly sell proprietary or other products or merchandise under the name "Bikers Dream(R)", "Dream Wheels", or any other name that has been or may be developed or acquired by Bikers Dream (hereinafter referred to as "Bikers Dream Branded Products") to other persons, businesses or entities through other methods of distribution including, but not limited to, direct sales at national motorcycle and automotive events, rallies and trade shows, mail order, catalog sales and telemarketing, anywhere in the world, including the Exclusive Territory. Except for T-shirts, hats, jackets, scarfs, sweatshirts and other clothing, novelties and jewelry, Bikers Dream will not sell any Bikers Dream Branded Products to any motorcycle retail store located within the Exclusive Territory that will re-sell these products to retail customers. Bikers Dream and its affiliates will have the absolute right to use and exploit the Marks in connection with other business concepts, including restaurant services, anywhere in the world, including the Exclusive Territory.

2.4 NO PAYMENTS. The Dealer will not be required to make any payments to Bikers Dream in connection with the grant of this Dealership to the Dealer.

2.5 PURCHASES OF PRODUCT. The Dealer will have the right, but not the obligation, to purchase products, goods and services sold by Bikers Dream upon such terms and conditions as may be established by Bikers Dream from time to time. Bikers Dream will not have any obligation to repurchase any products, goods or services purchased by the Dealer.

2.6 Conditions. The Dealer acknowledges that this Dealership is granted only for the purpose of permitting the Dealer to offer the products and services of the Business System to customers of the Dealer's Bikers Dream Motorcycle Dealership in the manner prescribed in this Agreement and in strict accordance with the Business System.

2.7 PERSONAL LICENSE. The Dealer will not have the right to license or sublicense its rights under this Agreement. The Dealer will not have the right to assign or transfer this Agreement or its rights under this Agreement, except as specifically provided for herein.

                                   ARTICLE 3
                               TERM OF AGREEMENT

3.1 TERM. The term of this Agreement will be for (___) years, commencing on the date set forth in Article 1.1 of this Agreement. This Agreement will not be enforceable until it has been signed by both the Dealer and the President of Bikers Dream, and until a fully signed copy of this Agreement has been delivered to the Dealer.





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                                   ARTICLE 4
                           ADVERTISING AND MARKETING

4.1 OBLIGATIONS OF DEALER. The Dealer will be solely responsible for creating, developing and implementing all programs and plans necessary to market, advertise and promote the Dealership's business to the Dealer's customers including the creation, development and implementation of all newspaper, direct mail, Internet, telemarketing, print, radio, television and other media advertising and promotion.

4.2 ADVERTISING. Each calendar year during the term of this Agreement, the Dealer will spend at least four percent (4%) of its Gross Sales for advertising, marketing, public relations, telemarketing and/or promotional programs for the Dealer's Bikers Dream Motorcycle Dealership in the Dealer's market area. For purposes of this provision, "Gross Sales" will mean the aggregate gross amount of all revenues which arise from or are derived by the Dealer from the operation of the Dealership.

4.3 TELEPHONE DIRECTORY LISTINGS. The Dealer will, at its expense, continually advertise in the Yellow Pages in the market area where the Dealer's Bikers Dream Motorcycle Dealership is located under the listings "Motorcycles & Motor Scooters - Dealers", "Motorcycles & Motor Scooters - Accessories" or in such other directories and listings as may be designated by Bikers Dream in writing. The format, size and content of the listings will conform in all respects to the standards established by Bikers Dream from time to time. Expenditures made by the Dealer for Yellow Pages advertising will be applied to the Dealer's required advertising expenditures.

4.4 APPROVAL OF ADVERTISING MATERIALS. The Dealer will Submit to Bikers Dream for its prior approval (except with respect to the prices to be charged), samples of all marketing materials and advertising to be used by the Dealer that have not been prepared or previously approved by Bikers Dream. If Bikers Dream does not respond to the Dealer within ten (10) business days after Bikers Dream's receipt of the materials, then the submitted advertising and marketing materials will be deemed to be approved by Bikers Dream.

                                   ARTICLE 5
                                     MARKS

5.1 USE OF MARKS. Bikers Dream hereby grants to the Dealer the nonexclusive personal right to use the Marks in accordance with the provisions of this Agreement. The Dealer expressly acknowledges that Bikers Dream is the sole and exclusive licensor of the Marks and will not represent in any manner that the Dealer has acquired any ownership rights in the Marks. The Dealer will not to use any of the Marks or any marks, names, logos or indicia which are or may be confusingly similar in its own corporate or business name except as authorized by this Agreement. All goodwill associated with the Business System and identified by the Marks will inure directly and exclusively to the benefit of Bikers Dream and upon the expiration or termination of this Agreement for any reason, no monetary amount will be assigned or attributable to any goodwill associated with the Dealer's use of the Marks.

5.2 INFRINGEMENT. The Dealer's use of the Marks, other than as expressly authorized by this Agreement, without Bikers Dream's prior written consent will constitute an infringement of Bikers Dream's rights, and the Dealer's right to use the Marks will not extend beyond the termination or expiration of this Agreement. The Dealer will not, directly or indirectly, commit any act of





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infringement or contest (or aid others in contesting) the validity of Bikers
Dream's rights to the Marks or take any other action in derogation thereof.

5.3 UNAUTHORIZED USE; DEFENSE OR ENFORCEMENT OF RIGHTS. The Dealer will have no right to and will not undertake to defend or enforce any rights associated with the Marks or the Business System in any Court or other proceedings for or against imitation, infringement, prior use or for any other claim or allegation. The Dealer will promptly notify Bikers Dream in writing of any claim, demand or cause of action that Bikers Dream may have based upon or arising from any unauthorized attempt by any person or legal entity to use the Marks or the Business System, any colorable variation thereof, or any other mark, name or indicia which Bikers Dream has or claims a proprietary interest and all other claims or complaints made against, associated with or relating to the Marks and the Business System. The Dealer will assist Bikers Dream, upon request and without the Dealer being compensated for its time or effort, in taking such action, if any, as Bikers Dream may deem appropriate to defend against or halt such activities, and the Dealer will take no action nor incur any expenses on Bikers Dream's behalf without Bikers Dream's prior written approval. If Bikers Dream undertakes the defense or prosecution of any litigation relating to the Marks or the Business System, the Dealer agrees to execute any and all documents and to do such acts and things as may, in the opinion of Bikers Dream's legal counsel, be reasonably necessary to carry out such defense or prosecution.

5.4 TENDER OF DEFENSE. If the Dealer is named as a defendant or party in any action involving the Marks or the Business System solely because the plaintiff or claimant is alleging that the Dealer does not have the right to use the Marks or the Business System, then the Dealer will have the right to tender the defense of the action to Bikers Dream within ten (10) days after receiving service of the Summons and Complaint in the action, and Bikers Dream will, at its expense, defend the Dealer in the action.

5.5 CONDITIONS TO LICENSE. The Dealer further agrees and covenants: (A) to operate and advertise the Business only under the name or names from time to time designated by Bikers Dream for use by similar Bikers Dream dealers; (B) to adopt and use the Marks solely in the manner prescribed by Bikers Dream;
(C) to refrain from using the Marks to perform any activity or to incur any obligation or indebtedness in such a manner as may, in any way, subject Bikers Dream to liability therefor; (D) to observe all laws with respect to the registration of trade names and assumed or fictitious names and to include in any application therefor a statement that the Dealer's use of the Marks is limited by the terms of this Agreement; (E) to provide Bikers Dream with a copy of any such application and other registration document(s); (F) to observe such requirements with respect to trademark and service mark registrations and copyright notices as Bikers Dream may, from time to time, require including, without limitation, affixing "SM)," "TM" or "(R)" adjacent to all such Marks; and (G) to utilize such other appropriate notice of ownership, registration and copyright as may be required by Bikers Dream or applicable law.

5.6 NEW MARKS. Bikers Dream reserves the right, in its sole discretion, to designate one or more new, modified or replacement Marks for use by all Bikers Dream dealers and to require the use by the Dealer of any such new, modified or replacement Marks in addition to or in lieu of any previously designated Marks. Any expenses or costs associated with the use by the Dealer of any such new, modified or replacement Marks will be the sole responsibility of the Dealer.





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                                   ARTICLE 6
                            SITE SELECTION; PREMISES

6.1 SITE SELECTION. The Dealer will be solely responsible for selecting the site for the Premises and for purchasing or leasing the real estate and constructing or remodeling the building for the Premises. Accordingly, no provision of this Agreement will be construed or interpreted to impose any obligation upon Bikers Dream to locate a suitable site for the Premises, to assist the Dealer in the selection of a suitable site for the Premises, to provide any assistance to the Dealer in the purchase or lease of the Premises, or to assist the Dealer with the construction or remodeling of the Premises. The Dealer acknowledges that neither Bikers Dream's review of the proposed site for the Premises nor any assistance that may be provided by Bikers Dream in the selection or development of the site constitutes a representation, warranty or guaranty by Bikers Dream regarding the potential financial success of the Dealer's Bikers Dream Motorcycle Dealership operated at that site, and the Dealer assumes all business and economic risks associated with the site.

6.2 LEASE FOR PREMISES. If the Premises are leased by the Dealer, then the Dealer will be solely responsible for negotiating and obtaining a lease for the Premises.

                                   ARTICLE 7
                                     SIGNS

The Bikers Dream signs used at or on the Premises (the "Signs"), must at all times comply with Bikers Dream's current standards and specifications. The Dealer will, at its expense, be responsible for any and all Sign costs, installation costs, architectural fees, engineering costs, design costs, construction costs, permits, licenses, repairs, maintenance, utilities, insurance, taxes, assessments and levies in connection with the erection or use of the Signs. The Dealer will not alter, remove, change, modify, or redesign the Signs unless approved by Bikers Dream in writing.

                                   ARTICLE 8
                             STANDARDS OF OPERATION

8.1 USE OF PREMISES. The Dealer will use the Premises solely for the operation of the Business in the manner and pursuant to the standards prescribed by Bikers Dream herein or otherwise in writing, and the Dealer will not use the Premises for any other purpose or activity.

8.2 COMPLIANCE WITH APPLICABLE LAWS. The Dealer will, at its expense, comply with all applicable federal, state, city, local and municipal laws, ordinances, rules and regulations pertaining to the Premises and the operation of the Bikers Dream Motorcycle Dealership including, but not limited to, motor vehicle dealers laws, licensing laws, health and safety regulations, laws relating to employees, environmental laws, discrimination laws, sexual harassment laws and laws relating to the disabled. The Dealer will, at its expense, be absolutely and exclusively responsible for determining the licenses, certifications and permits required by law for the Business, for qualifying for and obtaining all such licenses, certifications and permits, for maintaining all such licenses, certifications and permits in force and effect at all times, and for complying with all applicable laws.

8.3 PAYMENT OF TAXES. The Dealer will be absolutely and exclusively responsible and liable for the prompt filing of all tax returns and the prompt payment of all federal, state, city and local taxes including, but not limited to, individual and corporate income taxes, sales and use taxes, franchise taxes, gross receipts taxes, employee withholding taxes, F.I.C.A. taxes, unemployment taxes,





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inventory taxes, personal property taxes, real estate taxes and other taxes payable in connection with the Dealer's Bikers Dream Motorcycle Dealership (hereinafter referred to as "Taxes"). Bikers Dream will have no liability for the Taxes which arise or result from the Business and the Dealer will indemnify Bikers Dream for any such Taxes that may be assessed or levied against Bikers Dream which arise or result from the Business. It is expressly understood and agreed by the Personal Guarantors to this Agreement that their personal guaranty applies to the prompt filing of all returns and the prompt payment of all Taxes which arise or result from the Business.

8.4 OPERATION OF DEALERSHIP. The Dealer will refrain from operating the Business in any manner which adversely reflects on Bikers Dream's name, goodwill or the Marks. Without limiting the generality of the foregoing, the Dealer agrees to: (A) maintain a sufficient supply of merchandise, products, inventory, materials, supplies and equipment previously approved in writing by Bikers Dream; and (B) sell and offer for sale all merchandise, products and services that Bikers Dream may require which meet its uniform quality standards and specifications.

8.5 IDENTIFICATION OF BUSINESS. In all advertising displays and materials as Bikers Dream may require for the Business and at the Premises, the Dealer will, in such form and manner as may be specified by Bikers Dream, notify the public that the Dealer is operating the business licensed hereunder as an authorized Dealer of Bikers Dream.

8.6 MAINTENANCE. The Dealer will, at its expense, repair, paint and keep in a clean and sanitary condition the interior, the exterior, signage, exterior lighting, the Premises for the Dealer's Business, and the Dealer will replace all floor covering, wall coverings, light fixtures, curtains, blinds, shades, furniture, room furnishings, wall hangings, signs, fixtures and other decor items as such items become worn-out, soiled or in disrepair.

                                   ARTICLE 9
                                   ASSIGNMENT



9.1 ASSIGNMENT BY BIKERS DREAM. This Agreement may be unilaterally assigned and transferred by Bikers Dream without the approval or consent of the Dealer, and will insure to the benefit of Bikers Dream's successors and assigns. Bikers Dream will provide the Dealer with written notice of any such assignment or transfer, and the assignee will be required to fully perform Bikers Dream's obligations under this Agreement.

9.2      ASSIGNMENT UPON DEATH OR PERMANENT DISABILITY OF DEALER.  if the
Dealer is an individual, then in the event of the death or permanent disability of the Dealer, this Agreement may be assigned, transferred or bequeathed by the Dealer to any designated person or beneficiary without first offering Bikers Dream the right to acquire this Agreement. However, the transferee, assignee or beneficiary of the Dealer must agree to be unconditionally bound by the terms and conditions of this Agreement and to personally guarantee the performance of the Dealer's obligations under this Agreement.

9.3 ASSIGNMENT BY DEALER. This Agreement and the rights granted to the Dealer pursuant to this Agreement may be sold, assigned or transferred by the Dealer only with the prior written approval of Bikers Dream, which will not be unreasonably withheld.





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                                   ARTICLE 10
                                  TERMINATION


10.1 TERMINATION ON NOTICE. Bikers Dream and the Dealer will each have the right and privilege to terminate this Agreement, with or without cause, by providing the other party with sixty (60) days written notice of termination. If this Agreement is terminated pursuant to this Article, then the effective date of termination of this Agreement will be at the close of business on the sixtieth (60th) day after the written notice of termination is received. If the Dealer fails to timely pay any of its uncontested obligations or liabilities due and owing to Suppliers, banks, purveyors, and other creditors, then Bikers Dream will have the right to terminate this Agreement by giving the Dealer fifteen (15) days written notice of termination, and specifying the default. If the Dealer fails to correct the default specified in the written notice within the fifteen (15) day period, then the effective date of termination of this Agreement will be at the close of business on the fifteenth
(15th) day after the written notice of termination is received by the Dealer.

10.2 IMMEDIATE TERMINATION. Bikers Dream will have the absolute right and privilege to immediately terminate this Agreement upon written notice to the Dealer if: (A) the Dealer or any of its Managers, partners, Directors, officers or majority shareholders are convicted of, or plead guilty to or no contest to a charge of violating any law relating to the Dealer's Bikers Dream Motorcycle Dealership, or any felony; (B) the Dealer is deemed insolvent within the meaning of any state or federal law, any involuntary petition for bankruptcy is filed against the Dealer, or the Dealer files for bankruptcy or is adjudicated a bankrupt under any state or federal law; (C) the Dealer makes an assignment for the benefit of creditors or enters into any similar arrangement for the disposition of its assets for the benefit of creditors; (D) the Dealer Voluntarily or otherwise abandons the Bikers Dream Motorcycle Dealership; (E) the Dealer is involved in any act or conduct which materially impairs the goodwill associated with Bikers Dream's Marks or the Business System and the Dealer fails to correct the breach within twenty-four (24) hours of receipt of written notice from Bikers Dream of the breach; (F) the Dealer fails to timely file all federal and state tax returns or fails to timely pay all required federal and state taxes; or (G) the Dealer fails to timely pay its open account in accordance with the credit terms granted to the Dealer by Bikers Dream.

                                   ARTICLE 11
                             POST-TERM OBLIGATIONS

11.1 DEALER'S POST-TERM OBLIGATIONS. Upon the expiration or termination of this Agreement:

         (A) the Dealer will immediately cease to be a dealer of Bikers Dream, cease to operate the former Business under the Business
         System, and the Dealer will not thereafter, directly or indirectly, represent to the public that the former Business is or was operated or is in any way connected with the Business System or Bikers Dream, or hold itself out as a present or former dealer of Bikers Dream;

         (B) the Dealer will pay all sums and fees owing to Bikers Dream; such sums will include actual damages, costs and expenses incurred by Bikers Dream as a result of a default of this Agreement;

         (C) the Dealer will return to Bikers Dream all trade secrets and confidential materials, equipment and other property owned by Bikers Dream, and all copies thereof. The Dealer will retain no copy or other record of any of the foregoing. The Dealer may retain its copy of this Agreement, any correspondence between the parties and any other documents which the Dealer reasonably needs for compliance with any applicable laws;





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         (D)     the Dealer will cease to use in advertising, or in any manner whatsoever, the name "Bikers Dream(R)", the other Marks, any methods, procedures or techniques associated with the Business System or the Marks, and any other symbols and indicia of operation associated with the Business System or the Marks, and remove all trade dress and other indications of operation under the Business System from the Premises. The Dealer agrees that Bikers Dream or a designated agent may enter upon the Premises at any time to make such changes at the Dealer's sole risk and expense and without liability for trespass; and
         (E) the Dealer will cancel all classified and other directory listings under the "Bikers Dream(R)" name.

                                   ARTICLE 12
                                   INSURANCE

The Dealer will, at its sole cost and expense, procure and maintain in full force and effect: (A) a general liability insurance policy with coverage of at least One Million Dollars ($1,000,000); (B) automobile, truck and motorcycle liability insurance with coverage of at least Five Hundred Thousand Dollars ($500,000); (C) employer's liability and workers' compensation insurance as required by law; and (D) all other insurance required by state or federal law. All insurance policies will name Bikers Dream as an additional insured.

                                   ARTICLE 13
                    INDEMNIFICATION; INDEPENDENT CONTRACTOR

13.1 INDEMNIFICATION. Bikers Dream will not be obligated to any person or entity for damages arising out of the operation of the Business that is Conducted by the Dealer pursuant to this Agreement. The Dealer will protect, defend, indemnify, and hold Bikers Dream and its respective Directors, officers, agents, employees and shareholders, jointly and severally, harmless from and against all claims, actions, proceedings, damages, costs, expenses and other losses and liabilities, consequently, directly and indirectly incurred (including, without limitation, attorneys' and accountants' fees) as a result of, arising out of, or connected with the operation of the Dealer's Business. Bikers Dream will have the right to defend any claim made against it arising as a result of or from the Dealer's Bikers Dream Motorcycle Dealership. The Dealer will reimburse Bikers Dream for all damages for which Bikers Dream is held liable and for all costs reasonably incurred by Bikers Dream in the defense of any such claim brought against it or in any action arising out of the Business in which Bikers Dream is named as a party. In addition, the Dealer will pay all costs and expenses incurred by Bikers Dream in enforcing any term, condition or provision of this Agreement or in seeking to enjoin any violation of this Agreement by the Dealer, including attorneys' fees actually incurred by Bikers Dream. The indemnification and other obligations contained herein will continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement.

13.2 INDEPENDENT CONTRACTOR. Nothing in this Agreement is intended by the parties to create a fiduciary relationship between them nor to make the Dealer an agent, legal representative, subsidiary, joint venturer, partner, employee or servant of Bikers Dream for any purpose whatsoever. It is understood and agreed that the Dealer is an independent contractor and is in no way authorized to make any contract, warranty or representation or to create any obligation on behalf of Bikers Dream. In all dealings with third parties including employees, suppliers and customers, the Dealer will disclose that it is an independent entity licensed by Bikers Dream.





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13.3     OPERATION OR BUSINESS. The Dealer will be totally and solely responsible for the operation of its Bikers Dream Motorcycle Dealership, and will control, supervise and manage all of the employees, agents and independent contractors who work for or with the Dealer. The Dealer will be responsible for the acts of its employees, agents and independent contractors and will take all reasonable business actions necessary to ensure that its employees, agents and independent contractors comply with all federal, state and local laws, rules and regulations including, but not limited to, all discrimination laws, sexual harassment laws and laws relating to the disabled. Bikers Dream will not have any right, obligation or responsibility to control, supervise, hire, fire or manage the Dealer's employees, agents or independent contractors.

                                   ARTICLE 14

                    WRITTEN APPROVALS, WAIVER AND AMENDMENT

14.1 WRITTEN APPROVALS. Whenever this Agreement requires Bikers Dream's prior approval, the Dealer will make a timely written request for such approval. Unless a different time period is specified in this Agreement, Bikers Dream will respond with its approval or disapproval within fifteen (15) business days after receipt of the written request.

14.2 NO WAIVERS. No failure of Bikers Dream to exercise any power reserved to it by this Agreement and no custom or practice of the parties at variance with the terms hereof will constitute a waiver of Bikers Dream's right to demand exact compliance with any of the terms herein. A waiver or approval by Bikers Dream of any particular default by the Dealer or acceptance by Bikers Dream of any payments due hereunder will not be considered a waiver or approval by Bikers Dream of any preceding or subsequent breach by the Dealer of any term, covenant or condition of this Agreement.

14.3 AMENDMENT OF AGREEMENT. No amendment, change or variance from this Agreement will be binding upon either Bikers Dream or the Dealer, except by mutual written agreement signed by the Dealer and the President of Bikers Dream. If an amendment to this Agreement is executed at the Dealer's request, any legal fees or costs incurred by Bikers Dream will be paid by the Dealer.

                                   ARTICLE 15
                                  ENFORCEMENT

15.1 GOVERNING LAW. Except to the extent governed by the United States Trademark Act of 1946 (Lanham Act, 15 U.S.C. Section 1051 et seq.), this Agreement and the relationship between Bikers Dream and the Dealer will be governed by the laws of the state in which the Premises for the Business are located. The provisions of this Agreement which conflict with or are inconsistent with applicable governing law will be Superseded and/or modified by Such applicable law only to the extent such provisions are inconsistent. All other provisions of this Agreement will be enforceable as originally made and entered into upon the execution of this Agreement by the Dealer and Bikers Dream.

15.2 VENUE AND JURISDICTION. Unless provided by this Agreement or applicable law to the contrary, all litigation, lawsuits, hearings, proceedings and other actions initiated by either party against the other party will be venued exclusively in Santa Ana, California. The Dealer, each of its officers, Directors and shareholders, and the Personal Guarantors (do hereby agree and submit to personal jurisdiction in the State of California for the purposes of any suit, proceeding or hearing brought to enforce or construe the terms of this Agreement or to resolve any dispute or controversy arising under, as a result of, or in connection with this Agreement, the Premises or the Business, and do





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hereby agree and stipulate that any such suits, proceedings, hearings or other actions will be exclusively venued and held in Santa Ana, California.

15.3 BINDING AGREEMENT. This Agreement is binding upon the parties hereto and their respective executors, administrators, heirs, assigns and successors in interest.

15.4 JOINT AND SEVERAL LIABILITY. If the Dealer consists of more than one individual, then the liability of all such individuals under this Agreement will be deemed to be joint and several.

15.5 ENTIRE AGREEMENT. This Agreement supersedes and terminates all prior Agreements, either oral or in writing, between the parties involving the relationship between the Dealer and Bikers Dream, and therefore, representations, inducements, promises or agreements alleged by either Bikers Dream or the Dealer that are not contained in this Agreement will not be enforceable. This Agreement constitutes the entire agreement of the parties, and there are no other oral or written understandings or agreements between Bikers Dream and the Dealer relating to the subject matter of this Agreement.

15.6 PAYMENT OF COSTS. If Bikers Dream prevails in any legal proceeding arising out of or in connection with this Agreement or if any amounts due from the Dealer to Bikers Dream are collected by or through an attorney or collection agency, the Dealer will be liable to Bikers Dream for all costs and expenses incurred by Bikers Dream including, but not limited to, court costs and reasonable attorneys' fees.

15.7 NO ORAL MODIFICATION. No modification, change, addition, rescission, release, amendment or waiver of this Agreement and no approval, consent or authorization required by any provision of this Agreement may be made except by a written agreement signed by duly authorized officers or partners of the Dealer and the President of Bikers Dream. The Dealer and Bikers Dream will not have the right to amend or modify this Agreement orally or verbally, and any attempt to do so will be void and unenforceable in all respects.

15.8 SEVERABILITY. Should any part of this Agreement, for any reason, be declared invalid by a Court of competent jurisdiction, such decision or determination will not affect the validity of any remaining portion and such remaining portion will remain in force and effect as if this Agreement had been executed with the invalid portion eliminated; provided, however, that in the event of a declaration of invalidity, the provision declared invalid will not be invalidated in its entirety, but will be observed and performed by the parties to the extent such provision is valid and enforceable. The parties hereby agree that any such provision will be deemed to be altered and amended to the extent necessary to effect such validity and enforceability.

                                   ARTICLE 16
                                    NOTICES

All notices required under this Agreement to Bikers Dream must be in writing and must be delivered by personal service upon an officer of Bikers Dream or sent by prepaid United States certified mail addressed to Bikers Dream at 1420 Village Way, Santa Ana, California 92705, or such other address as Bikers Dream may designate in writing, with a copy to Rowland W. Day, II, Esq., Day & Campbell, 3070 Bristol Street, Costa Mesa, California 92626. All notices required under this Agreement to the Dealer must be in writing and must be delivered by personal service upon the Dealer (or, if applicable, upon an officer of the Dealer) or sent by prepaid United States certified mail addressed to the Dealer at the Premises, or such other address as the Dealer may designate in writing. A notice delivered by a recognized overnight delivery service such as Federal Express, UPS, and Purolator that requires a written receipt signed by the addressee will be deemed to have been personally served under this Agreement if the receipt is properly signed by an employee of the addressee.

                                   ARTICLE 17

                                ACKNOWLEDGMENTS

17.1 No INCOME OR REFUND. Bikers Dream will not: (A) warrant or guarantee that the Dealer will derive income or profit from the Business; (B) refund all or part of any fees paid to Bikers Dream for services rendered or repurchase any of the inventory, furniture, fixtures, products, equiprnent or supplies supplied or sold by Bikers Dream if the Dealer is unsatisfied with its Bikers Dream Dealership; (C) warrant or guarantee that the location or site selected by the Dealer for the Dealership will be economically or financially successful; or (D) provide the Dealer with business plans, marketing programs or plans, sales programs or plans, advertising materials, or advertising or strategic plans.

17.2 OPPORTUITY TO CONSULT ADVISORS. The Dealer acknowledges that it has had ample opportunity to consult with its attorneys, accountants and other advisors and that tile attorneys for Bikers Dream have not advised or represented the Dealer with respect to this Agreement or the relationship thereby created.

17.3 DISCLAIMER BY BIKERS DREAM. Bikers Dream expressly disclaims the making of any express or implied representations or warranties regarding the revenues, earnings, income, profits, Gross Sales, Motorcycle Sales, expenses, business or financial success, or value of the Dealership Business.

IN WITNESS WHEREOF, Bikers Dream, the Dealer and the Dealer's shareholders have respectively signed and sealed this Agreement effective as of the day and year first above written.

"DEALER"                                "BIKERS DREAM"

______________________________          Bikers Dream, Inc.

By ___________________________          By ________________________________

Its __________________________          Its _______________________________





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                  PERSONAL, GUARANTY AND AGREEMENT TO BE BOUND
                     PERSONALLY BY THE TERMS AND CONDITIONS
                      OF THE BIKERS DREAM DEALER AGREEEMT

In consideration of the execution of this Agreement by Bikers Dream, and for other good and valuable consideration, the undersigned, for themselves, their heirs, successors, and assigns, do jointly, individually and severally hereby become surety and guaranty for the payment of all amounts and the performance of the covenants, terms and conditions in this Agreement, to be paid, kept and performed by the Dealer.

Further, the undersigned, individually and jointly, hereby agree to be personally bound by each and every condition and term contained in this Agreement and agree that this Personal Guaranty should be construed as though the undersigned and each of them executed an agreement containing the identical terms and conditions of this Agreement.

If any default should at any time be made therein by the Dealer, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay to Bikers Dream all monies due and payable to Bikers Dream under the terms and conditions of this Agreement. In addition, if the Dealer fails to comply with any other terms and conditions of this Agreement, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to comply with the terms and conditions of this Agreement for and on behalf of the Dealer.

In addition, should the Dealer at any time be in default on any obligation to pay monies to Bikers Dream or any subsidiary or affiliate of Bikers Dream, whether for merchandise, products, supplies, furniture, fixtures, equipment or other goods purchased by the Dealer from Bikers Dream or any subsidiary or affiliate of Bikers Dream, or for any other indebtedness of the Dealer to Bikers Dream or any subsidiary or affiliate of Bikers Dream, then the undersigned, their heirs, successors and assigns, do hereby, individually, jointly and severally, promise and agree to pay all such monies due and payable from the Dealer to Bikers Dream or any subsidiary or affiliate of Bikers Dream upon default by the Dealer.

It is further understood and agreed by the undersigned that the provisions, covenants and conditions of this Personal Guaranty will inure to the benefit of the successors and assigns of Bikers Dream.

                              PERSONAL GUARANTORS

__________________________________        _________________________________
Individually                              Individually

__________________________________        _________________________________
Address                                   Address

__________________________________        _________________________________
City         State        Zip Code        City        State        Zip Code

__________________________________        _________________________________
Telephone                                 Telephone





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                        SCHEDULE OF BIKERS DREAM DEALERS


Bikers Dream Tampa Bay
6170 Ulmerton Road
Clearwater, FL  34620

Bikers Dream Scottsdale
2302 N. Scottsdale Road
Scottsdale, AZ  85257

Bikers Dream of Joliet
17326 New Lenox Road
Joliet, IL  60433

Bikers Dream of Albuquerque
431 Edmond Rd. NE
Albuquerque, NM  87107

Bikers Dream of Atlanta
5895 Highway 9
Alpharetta, GA  30201

Bikers Dream of Utah
3528 W. 3500 South
West Valley, UT  84119

Bikers Dream of Korea
306-69 Shinjang-Dong
Songtab City, Korea